SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 Danskin, Inc.
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            (Exact name of registrant as specified in its charter)

                                 May 19, 1997
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               Date of Report (Date of earliest event reported)

        Delaware                      0-20382                  62-1284179
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  (State or other juris-            (Commission             (I.R.S. Employer
diction of incorporation)           File Number)           Identification No.)


    111 West 40th Street, New York, New York                     10018
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    (Address of principal executive offices)                   (Zip Code)


                                    (212) 764-4630
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             (Registrant's telephone number, including area code)


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Explanatory Note

This amendment is being filed to correct the Current Report on Form 8-K which was inadvertently filed without the conformed signature.

Item 7. (c) Exhibits.

      99.1  Press Release dated May 20, 1997

                                   Signature

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 DANSKIN, INC.
                                 (Registrant)


Dated: June 4, 1997                       By:  /s/ Edwin W. Dean
                                               ---------------------------------
                                          Name:    Edwin W. Dean
                                          Title:   Vice Chairman of the Board
                                                   General Counsel and Secretary